THE THURLOW FUNDS, INC.

Supplement dated April 19, 2000 to
Statement of Additional Information dated October 31, 1999


1.   Directors:
     ---------

          On March 17, 2000, the shareholders of the Fund elected seven (7) directors, including two (2) new directors, Christine Owens and Tamara Thurlow Field. In connection with the election of the new directors, the following discussion supplements the discussion under the caption "DIRECTORS AND OFFICERS OF THE CORPORATION" on pages 10 and 11 of the Statement of Additional
Information:

     Christine Owens
     965 E. El Camino
     Sunnyvale, California  94087
     (A Director)

               Ms. Owens, 35, is a Business Solutions Manager at Interwoven, Inc., a provider of Web content management solutions. Ms. Owens is also the founder and principal officer of Market Quest, a market consulting company. From September 1993 to February 1998, Ms. Owens was the senior marketing manager of Sybase, a database software company.

     Tamara Thurlow Field*
     200 Yorkview Road
     Yorktown, Virginia 23692
     (A Director)

               Ms. Field, 36, is the founder, President and Chief Executive Officer of Apollo Hosting, a web hosting business. Ms. Field has held these positions since 1996. Prior to 1996, Ms. Field was self-employed. Ms. Field is the sister of Mr. Thurlow.

     --------------------------
          * Ms. Field, Ms. Hearn, Ms. Rosendahl and Mr. Thurlow are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

2.   Investment Adviser:
     ------------------

          On March 17, 2000, the shareholders of the Fund approved a new Investment Advisory Agreement that will take effect on July 1, 2000. In connection with the new Investment Advisory Agreement, the following discussion supplements the discussion under the caption "INVESTMENT ADVISER, CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT" on pages 13 and 14 of the Statement of Additional Information:

          The terms of the current Investment Advisory Agreement and the new Investment Advisory Agreement are substantially identical except for the fees payable to the Adviser and the expense reimbursement provision. Under the current Investment Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 1.25% (1.25% per annum) of the average daily net assets of the Fund. The new Investment Advisory Agreement provides for an increase in the monthly advisory fee payable to the Adviser for the services it provides to the Fund to 1/12 of 1.90% (1.90% per annum) of the average daily net assets of the Fund. Under the current Investment Advisory Agreement, the Adviser has agreed to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 3.00% of the average daily net assets of the Fund for such year. (Additionally, for the fiscal period ended June 30, 1998 and the fiscal year ended June 30, 1999, the Adviser, although not contractually obligated to do so, reimbursed the Fund for annual operating expenses in excess of 1.95% of the Fund's average net assets for each such period.) The new Investment Advisory Agreement provides that the Adviser will bear all expenses of the Fund except the Adviser's fee, all federal, state and local taxes, interest, brokerage commissions, reimbursement payments to securities lenders for dividend and interest payments on securities sold short and extraordinary items (including extraordinary litigation expenses). If the Adviser fails to pay expenses of the Fund that it is obligated to pay, the Fund will create an account receivable from the Adviser for the amount of such unpaid expenses. In turn, the Adviser's monthly fee will be reduced by the amount of such unpaid expenses.

3.   Distribution Plan:
     -----------------

          In  connection  with  the  new  Investment  Advisory  Agreement,   the
following discussion supplements the discussion under the caption "DISTRIBUTION OF SHARES" on pages 18 and 19 of the Statement of Additional Information:

          Effective July 1, 2000, the Service and Distribution Plan will be terminated. From and after July 1, 2000, the Adviser will bear the cost of all sales and promotional expenses of the Fund.


                                      -2-